                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549


                          -------------------------


                                    FORM 8-K


                          -------------------------


                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported): October 6, 1995


                           DART GROUP CORPORATION
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


           Delaware                           0-1946                   53-0242973
-----------------------------              --------------           -----------------
 (State of incorporation)                   (Commission              (I.R.S. Employer
                                            File Number)            Identification No.)


                 3300 75th Avenue, Landover, Maryland                          20785
                 ------------------------------------                        ---------
                 (Address of principal executive offices)                    (Zip Code)


Registrant's telephone number, including area code (301) 731-1200
                                                   --------------


     --------------------------------------------------------------------
        (Former name or former address, if changed since last report).

Item 1.  Changes in Control of Registrant

         The discussion under Item 5 of this Current Report on Form 8-K is incorporated herein by reference.

         The following table sets forth all beneficial owners of Dart Class B Common Stock, Dart's only voting securities, held as of October 9, 1995. Unless otherwise indicated, all Class B shares are held with sole voting and investment power.


Name                          Shares Owned              Percent of Class
----                          ------------              ----------------
Larry G. Schafran and         222,294(1)                67.9%
Sidney B. Silverman as
Voting Trustees for
Ronald S. Haft as
beneficial owner

Ronald S. Haft                222,294(1)                67.9%

Gloria G. Haft                 54,484                   16.7%

Linda G. Haft                  25,246                    7.7%

Robert M. Haft                 25,246                    7.7%

-------------------
(1) Under the Voting Trust Agreement (defined below), Larry G. Schafran and Sidney B. Silverman, as Voting Trustees, have sole voting power over the shares and Ronald S. Haft has sole investment power over the shares, subject to the rights of Dart to exercise a call option to purchase the shares, as provided in the Buy/Sell/Offering Agreement (defined below).


Item 5.  Other Events


         Overview of Settlement with Ronald Haft

         On October 6, 1995, the Executive Committee and the Special Litigation Committee of the Board of Directors of Dart Group Corporation ("Dart") approved a settlement of certain litigation between Dart and Ronald S. Haft and other related transactions between Dart and Ronald S. Haft (collectively, the "Settlement"). Immediately thereafter, Dart and Ronald Haft entered into a Settlement Agreement (the "Settlement Agreement") and various related agreements. The Settlement transactions have the effect, by their terms, of transferring majority control of Dart's voting stock to voting trustees (the "Voting Trustees") under a Voting Trust Agreement (the "Voting Trust Agreement"), by and among Ronald Haft, Dart and Larry G. Schafran and Sidney B. Silverman, as initial Voting Trustees. On October 8, 1995, the Board of Directors of Dart ratified and approved the Settlement.

         Terms of Settlement with Ronald Haft

         The terms of the Settlement transactions are set forth in the documents included as exhibits to this Current Report on Form 8-K, all of which exhibits are incorporated herein by this reference. A complete understanding of the Settlement transactions requires a review of the documents included as exhibits to this Current Report on Form 8-K. The summary outline of basic terms of the Settlement transactions set forth below does not necessarily reflect all of the material provisions of those documents.

         THE SUMMARY OUTLINE OF BASIC TERMS OF THE SETTLEMENT TRANSACTIONS SET FORTH BELOW ALSO ASSUMES THE VALIDITY AND LEGAL EFFECTIVENESS OF THOSE TRANSACTIONS. AS NOTED BELOW, THERE IS PENDING AND POSSIBLE FUTURE LITIGATION THAT COULD ADVERSELY AFFECT THE VALIDITY AND LEGAL EFFECTIVENESS OF THE SETTLEMENT TRANSACTIONS. NO ASSURANCE CAN BE GIVEN AS TO THE OUTCOME OF SUCH LITIGATION.

         Subject to the foregoing qualifications, the basic terms of the Settlement transactions include the following:

         - Ronald Haft transferred to Dart 172,730 shares of Dart Class B Common Stock in exchange for the issuance of 288,312 shares of Dart Class A Common Stock. These 288,312 shares of Dart Class A Common Stock have been placed by Ronald Haft into the Voting Trust under the Voting Trust Agreement. Prior to the Settlement, Herbert Haft exercised voting rights with respect to the 172,730 shares of Dart Class B Common Stock transferred to Dart pursuant to the Settlement. Before July 28, 1993, he exercised such voting rights as record owner of these shares, and thereafter he exercised such voting rights pursuant to a proxy granted by Ronald Haft that entitled Herbert Haft to vote these shares "on all matters on which they are entitled to vote." The transfer of these 172,730 shares of Dart Class B Common Stock shares to Dart pursuant to the Settlement causes them to become treasury shares, which are not entitled to vote.

         - Ronald Haft's option to purchase 197,048 shares of Dart Class B Common Stock pursuant to his 1993 employment agreement with Dart was amended to increase the exercise price from $89.65 to $140 per share, and these 197,048 shares of Dart Class B Common Stock were issued to Ronald Haft pursuant to his exercise of this option in exchange for $197,048 in cash (i.e., $1.00 par value per share) and a secured promissory note of Ronald Haft in the principal amount of $27,389,672 (the "$27.4 Million Note"). The $27.4 Million Note is due June 30, 2000, subject to earlier mandatory prepayment in the event of a disposition, pursuant to the Buy/Sell/Offering Agreement (discussed below), of the shares of stock held by the Voting Trustees. Interest on the $27.4 Million Note accrues at an annual rate of 8% and is due at maturity. Immediately after issuance of these 197,048 shares of Dart Class B Common Stock to him, Ronald Haft assigned such shares to the Voting Trustees under the Voting Trust Agreement.

         - Ronald Haft assigned to the Voting Trustees (i) an additional 25,246 shares of Dart Class B Common Stock and (ii) an additional 86,173 shares of Dart Class A Common Stock (subject to competing claims as to 58,029 of those shares), and agreed to assign to the Voting Trustees an additional 33,333 shares of Dart Class A Common Stock that are currently pledged as security for bank debt of Ronald Haft.

         - Dart transferred $37,925,710 to Ronald Haft and received from Ronald Haft a $37,740,162 secured promissory note (the "$37.7 Million Note"), which is due June 30, 2000, subject to earlier mandatory prepayment in the event of a disposition, pursuant to the Buy/Sell/Offering Agreement (discussed below), of the shares of stock held by the Voting Trustees.

         - Dart transferred an additional $11,621,276 to Ronald Haft in escrow, and such funds have been tendered to Herbert Haft as prepayment of a promissory note that Ronald Haft gave to Herbert Haft in 1993 as partial payment for the 172,730 shares of Dart Class B Common Stock transferred by Ronald Haft to Dart pursuant to the Settlement. In exchange, Ronald Haft has given Dart a secured promissory note in the principal amount of $11,621,276 (the "$11.6 Million Note"), which is due June 30, 2000, subject to earlier mandatory prepayment upon the sale of Cabot-Morgan joint venture properties (discussed below).

         - Dart's wholly-owned subsidiary, Cabot-Morgan Real Estate Company ("Cabot-Morgan"), has agreed to the sale to third parties of the five properties which it owns through joint ventures with Haft-owned entities on terms to be arranged by Ronald Haft during the next five years. Cabot-Morgan has assigned its interests in the proceeds of these sales (except for the first $2.0 million) to Ronald Haft, but Ronald Haft is required to apply the first assigned sale proceeds toward payment of the $11.6 Million Note.

         - Ronald Haft and Dart have agreed to various transactions (including, among others, lease amendments and transfers of interests) relating to certain warehouse and office facility properties that Dart and/or Trak Auto Corporation lease from Haft-owned entities (collectively, the "Warehouse Transactions"). These properties include the so-called Pennsy I, Pennsy II and Pennsy III warehouse facilities in Landover, Maryland, Dart's headquarters office building on 75th Avenue in Landover, Maryland and warehouse facilities in Bridgeview, Illinois and Ontario, California. The Warehouse Transactions, which are subject to a variety of contingencies that include bankruptcy court and mortgagee approval, are intended to produce a benefit for Dart calculated to be at least $30 million. That calculation of benefit is based on a discounted present value analysis of reduced future lease obligations of Dart and Trak Auto Corporation as a result of the Warehouse Transactions. To the extent, if any, that the Warehouse Transactions fail to produce that level of benefit for Dart, the assignment to Ronald Haft of Cabot-Morgan's interests in sale proceeds will be reduced.

         - As part of the Settlement, Ronald Haft resigned all of his positions as a director or officer of Dart and its subsidiaries, effective 30 days after the date of Settlement unless the Settlement is enjoined by a court. He also consented to termination of his employment agreement with Dart without any further rights he might otherwise have under that agreement.

         - As part of the Settlement, Ronald Haft has also consented to termination of all of his outstanding stock options from Dart and its affiliated companies. Ronald Haft has relinquished options to purchase the following: (i) five shares of Dart/SFW Corp., a subsidiary of Dart that owns a 50% interest in Shoppers Food Warehouse Corp., at an exercise price of $192,687.50 per share; (ii) 10,000 shares (6,666 currently exercisable) of Dart Class A Common Stock at exercise prices of between $81.50 and $89.65 per share; (iii) 10,000 shares (6,666 currently exercisable) of Crown Books Corporation Common Stock at $23.00 per share; and (iv) 10,000 shares (6,666 currently exercisable) of Trak Auto Corporation Common Stock at $12.50 per share.

         The Voting Trust Agreement provides that the Voting Trustees will be entitled to exercise the power to vote the shares they hold as Voting Trustees in such manner as they deem to be "in the best interests of Dart and all of its shareholders as a single class." After implementation of the Settlement, a total of 327,270 shares of Dart Class B Common Stock, the only class of Dart stock entitled to vote in the election of directors, are issued and outstanding. Of these shares, a total of 222,294 shares (or 67.9% of the total number of shares of Dart Class B Common Stock issued and outstanding) -- which represent voting control of Dart -- are held by the Voting Trustees.

         Larry G. Schafran and Sidney B. Silverman are serving as the initial two Voting Trustees. It is contemplated that within 90 days, Mr. Schafran and Mr. Silverman will agree upon the appointment of a permanent replacement Voting Trustee. In the event of their failure to so appoint a replacement Voting Trustee. It is contemplated that the parties will seek to have a permanent trustee appointed by the Delaware Court of Chancery.

         A Buy/Sell/Offering Agreement between Dart and Ronald Haft governs the ultimate disposition of the shares held by the Voting Trustees. That agreement gives Ronald Haft the right to "put" to Dart the stock held by the Voting Trustees at any time between January 1, 1997 and December 31, 1999, subject to certain conditions. With respect to the 222,294 shares of Class B Common Stock held by the Voting Trustees, Ronald Haft may (instead of including them in the "put") exchange them for 244,523 shares of Class A Common Stock (i.e., a 1.1 to 1 exchange ratio) and offer those 244,523 shares of Class A Common Stock to the public. Dart has an option to "call" the shares held by the Voting Trustees, if they have not previously been disposed of as described above, at any time during the first seven months of the year 2000.

         The price paid by Dart in any "put" or "call" of the shares held by the Voting Trustees will be, for shares of Class A Common Stock, an amount per share equal to $83.875 plus 8% annual interest from October 6, 1995 until the date of purchase. For shares of Class B Common Stock held by the Voting Trustees, the price per share paid by Dart in any "put" or "call" will be $154.13, plus 8% annual interest for any period after December 1996 during which Ronald Haft is denied the right to exercise the "put" or public offering option because of actual or threatened litigation.

         The $37.7 Million Note and the $27.4 Million Note that Ronald Haft has given to Dart in connection with the Settlement both have a stated maturity date of June 30, 2000, but will be due and payable upon the closing of a "put" or "call" under the Buy/Sell/Offering Agreement. The price of the shares purchased by Dart upon the closing of a "put" or "call" would be offset against the principal and interest due on these two promissory notes.

         As previously announced, Dart will present the Settlement with Ronald Haft to the Delaware Chancery Court for its approval in connection with the dismissal of the derivative lawsuit, Kahn and The Tudor Trust v. Herbert Haft, et al., Civ. A. No. 13154 (Del. Ch. filed Sept. 29, 1993). Also as previously disclosed, the Delaware Chancery Court also has jurisdiction over a pending claim brought by Herbert Haft in July 1995 to rescind his 1993 sale of the 172,730 shares of Class B Common Stock to Ronald Haft that Ronald Haft is transferring to Dart pursuant to the Settlement. In addition, press reports since Dart's initial announcement of the Settlement on October 6 indicate that the Settlement could be subject to challenge in further litigation by Herbert Haft as well as by Gloria, Robert and Linda Haft. No assurance can be given as to the outcome of these litigation matters.

The documents implementing the Settlement contain certain provisions intended to protect Dart's interests if a challenge to the Settlement is accepted by the Delaware Chancery Court. In general terms, these provisions include the following:

         - If the Delaware Chancery Court does not approve the settlement in the Kahn action, Dart will have the right to cause the Settlement transactions to be reversed, except that (i) Ronald Haft will have up to two years to repay the $37.7 Million Note and the $11.6 Million Note, (ii) the Warehouse Transactions will proceed and (iii) the sale of the Cabot-Morgan joint venture properties will proceed, but without any assignment to Ronald Haft of Cabot-Morgan's portion of the sale proceeds.

         - If Herbert Haft succeeds through his rescission claim in reacquiring ownership of the 172,730 shares of Class B Common Stock transferred by Ronald Haft to Dart as part of the Settlement, repayment of $24.2 million of the principal amount of the $37.7 Million Note will be due within two years and the 288,312 shares of Dart Class A Common Stock issued to Ronald Haft under the Settlement will be returned to Dart.

         - If a court rules that Ronald Haft cannot transfer the 172,730 shares of Class B Common Stock to Dart because of the impact on Herbert Haft's preexisting proxy from Ronald Haft to vote those shares, then $8.0 million of the Cabot-Morgan sale proceeds will be held in escrow until the transfer occurs and may, under certain circumstances, be returned to Dart.

         - If a court determines that the 197,048 shares of Class B Common Stock are not validly issued or that the Voting Trustees are not entitled to vote the shares they hold, then Dart will have the same rights (discussed above) as in the event that the Court does not approve the settlement of the Kahn lawsuit. Alternatively, Dart could elect that the 197,048 shares of Class B Common Stock be returned to Dart, that the $27.4 million promissory note be cancelled and that Ronald Haft pay $8.0 million to Dart within two years.

         Dismissal of Litigation

         Current Litigation. The Settlement resolves various pending litigation between Dart and Ronald Haft, as follows:

         - Kahn and the Tudor Trust v. Herbert Haft, et al., Civ. A. No. 13154 (Del. Ch. filed Sept. 29, 1993). The claims against Ronald Haft and Combined Properties, Inc. will be dismissed on the merits and with prejudice as against the shareholder plaintiffs and Dart, subject to approval by the Delaware Court of Chancery.

         - Ronald S. Haft v. Dart Group Corporation, Civ. A. No. 13736 (Del. Ch. filed Sept. 12, 1994). Ronald Haft, Dart and the shareholder plaintiffs have stipulated to the dismissal without prejudice of this lawsuit.

         - Dart Group Corporation and Pennsy Warehouse Leasing Corporation v. Herbert H. Haft, et al., Civ. A. No. CAL95-02302 (Prince Georges Cty., Md. Cir. Ct. filed Feb. 10,
                 1995). Dart will cause Ronald Haft to be dismissed with prejudice from this action.

         - Robert M. Haft v. Dart Group Corporation, Civ. A. No. 95-82 (D. Del. filed Feb. 10, 1995). Dart will dismiss with prejudice its counterclaim against Ronald Haft in this action.

         - Ronald S. Haft v. Herbert H. Haft, Civ. A. No. 14425 (Del. Ch. filed July 18, 1995). Ronald Haft will dismiss with prejudice his claims against Dart in this action.

         Effect of Settlement on Financial Condition

         The loans made to Ronald Haft pursuant to the Settlement have resulted in a reduction in cash of approximately $50 million and a reduction in shareholders' equity of approximately $56 million. See Item 7(b) -- Pro Forma Financial Information.

Item 7.  Financial Statements and Exhibits

(a)       Financial statements of businesses acquired

(b)       Pro forma financial statements


         The following pro forma balance sheet as of July 31, 1995 and income statement for the six months ended July 31, 1995 are provided, on a preliminary basis, to present the effects of the transactions between Dart and Ronald
S. Haft, as if those transactions had occurred on July 31, 1995.

         No adjustment has been made in the accompanying pro forma income statement to reflect the transfer of interests in Cabot Morgan or reductions in interest income resulting from the utilization of cash in connection with the transaction. These pro forma financial statements should be read in conjunction with the historical annual and quarterly financial statements of Dart previously filed on Forms 10-K and 10-Q and the other information contained in this Form 8-K.

                             DART GROUP CORPORATION
                  PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS
                                 (in thousands)




                                 BALANCE SHEET


            ASSETS                                                            Unaudited
            ------                           --------------------------------------------------------------------------------
                                               Historical                                                         Pro forma
                                             July 31, 1995              Debit               Credit              July 31, 1995
                                             -------------             -------            ---------             -------------

Current Assets:

Cash and Short Term Instruments                $106,149                $ 1,125 A          $ (37,926) D             $ 56,831
                                                                           197 B            (11,621) E
                                                                                             (1,093) G

Marketable Debt Securities                       60,486                                                              60,486

Accounts Receivable                               7,495                                        (147) G                7,348

Note Receivable-Ronald S. Haft                        0                 11,621 E                                     11,621

Merchandise Inventories                         184,525                                                             184,525

Deferred Income Taxes                            17,851                                                              17,851

Other Current Assets                              2,401                                          (3) G                2,398
                                               --------                -------            ---------               ---------
        Total Current Assets                    378,907                 12,943              (50,790)                341,060

Property and Equipment, at cost:

Furniture, Fixtures, and Equipment               82,831                                                              82,831

Land, Buildings and Improvements                199,802                 21,793 F           (170,881) G               50,714

Property Under Capital Lease                     27,129                                     (24,472) F                2,657
                                               --------                -------            ---------                --------
                                                309,762                 21,793             (195,353)                136,202

Accumulated Depreciation and Amortization       (83,405)                 7,660 F                                    (57,835)
                                                                        17,910 G
                                               --------                -------            ---------                --------
                                                226,357                 47,363             (195,353)                 78,367

Other Assets                                      8,648                                      (7,082) G                1,566

Retained Interest in Cabot Morgan
  Real Estate Company                                 0                  2,000 G                                      2,000

Share of Equity in Shoppers Food
  Warehouse Corporation                          44,581                                                              44,581

Excess of Purchase Price Over
  Net Assets Acquired                             1,830                                                               1,830

Deferred Income Tax Benefit                      10,786                                                              10,786
                                               --------                -------           ---------                 --------
        Total Assets                           $671,109                $62,306           $(253,225)                $480,190
                                               ========                =======           =========                 ========



The accompanying notes are an integral part of this consolidated pro forma balance sheet.

                             DART GROUP CORPORATION
                  PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS
                                 (in thousands)


                                BALANCE SHEET


 LIABILITIES AND STOCKHOLDERS' EQUITY                                        Unaudited
 ------------------------------------        --------------------------------------------------------------------------------
                                               Historical                                                         Pro forma
                                             July 31, 1995              Debit               Credit              July 31, 1995
                                             -------------            ---------           ---------             -------------

Current Liabilities:

Current Portion of Mortgages Payable            $  1,955              $  (1,058) G                                $     897

Accounts Payable                                  88,503                                                             88,503

Other Accrued Liabilities                         76,275                 (1,503) G                                   67,405
                                                                         (2,850) H
                                                                           (517) I
                                                                         (4,000) J

Accrued Judgment in favor of
  Robert M. Haft                                  33,554                                                             33,554

Current Portion of Reserve for Closed
  Facilities and Restructuring                    10,558                                                             10,558

Current Portion of Obligations Under
  Capital Lease                                      184                    (91) F                                       93
                                                --------              ---------             --------               --------
        Total Current Liabilities                211,029                (10,019)                   0                201,010

Mortgages Payable                                 79,042                (79,042) G            34,960 F               34,960

Obligation Under Capital Lease                    29,989                (29,888) F                                      101

Reserve for Closed Facilities and
  Restructuring                                   54,396                (22,000) K                                   32,396

Minority Interests                                94,113                (28,380) G                                   65,733

Stockholders' Equity:

Note Receivable-Ronald S. Haft                         0                (27,390) B                                  (65,131)
                                                                        (37,741) D

Class A Common Stock                               1,661                                         288 C                1,949

Class B Common Stock                                 303                                         197 B                  500

Paid-in Capital                                   65,331                   (185) D               985 A               86,411
                                                                        (34,500) G            27,390 B
                                                                                               2,850 H
                                                                                               2,540 I
                                                                                              22,000 K

Unrealized Losses on Short Term
  Investments                                       (103)                                                             (103)

Retained Earnings                                137,097               (12,696)                                    124,401

Treasury Stock Class A Common Stock               (1,749)                                                           (1,749)

Treasury Stock Class B Common Stock                    0                  (288) C                                     (288)
                                                --------             ---------               -------              --------
        Total Stockholders' Equity               202,540              (112,800)               56,250               145,990

Total Liabilities and Stockholders' Equity      $671,109             $(282,129)              $91,210              $480,190
                                                ========             =========               =======              ========



The accompanying notes are an integral part of this consolidated pro forma balance sheet.

                             DART GROUP CORPORATION
                  PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS
                                 (in thousands)



 CAPSULE STATEMENT OF INCOME                                                  Unaudited
 ---------------------------                 --------------------------------------------------------------------------------
                                               Historical                                                         Pro forma
                                             July 31, 1995              Debit               Credit              July 31, 1995
                                             -------------            ---------           ---------             -------------

Revenues                                        $317,319                                   $  (140) A              $317,459

Operating Expenses:
  Selling and Administrative                      65,525                 2,023 I            (4,000) J                63,548

  Other Operating Expenses                       249,127                14,813 G                                    263,940

                                                --------               -------             -------                ---------
Income before Income Taxes, Equity in
  Affiliate and Minority Interests                 2,667                16,836              (4,140)                 (10,029)

Income Taxes                                       2,250                                                              2,250

Equity in affiliate                                3,605                                                              3,605

Minority interests                                (1,617)                                                            (1,617)
                                                --------               -------             -------                 --------
Net income (loss)                               $  2,405               $16,836             $(4,140)                $(10,291)
                                                ========               =======             =======                 ========



The accompanying notes are an integral part of this consolidated pro forma statement of income.

                             DART GROUP CORPORATION
                          Notes to Pro Forma Financial
                                   Statements
                                 July 31, 1995
                                (In thousands)

Note 1: Description of Pro Forma Adjustments:

        The following pro forma adjustments reflect on a preliminary basis, the transactions between Dart and Ronald S. Haft entered into on October 6, 1995.

A.        Dr. Cash                                        $1,125
                Cr. Paid in Capital                                        $985
                Cr. Interest Income                                         140

        To record the purchase of 197,048 Class B stock options by Ronald S. Haft. These Class B options had not previously been recognized by Dart.

B.        Dr. Cash                                       $   197
          Dr. Note Receivable--Shareholder                27,390
                Cr. Common Stock--Class B                               $   197
                Cr. Paid In Capital                                      27,390

        To record the exercise of options to purchase 197,048 Class B shares (at $140 per share) for cash and a note receivable from Ronald S. Haft.




C.        Dr. Treasury Stock--Class B                       $288
                Cr. Common Stock--Class A                                  $288

        To record the exchange of 172,730 shares of Class B common stock (voting) for 288,312 shares of Class A common stock (non-voting).

D.        Dr. Notes Receivable--Shareholder              $37,741
          Dr. Paid in Capital                                185
                Cr. Cash                                                $37,926

        To record the loan to Ronald S. Haft, secured by the shares in the voting trust, among other collateral. Note is payable by Ronald S. Haft in cash or in exchange for stock in the Voting Trust.

E.        Dr. Note Receivable                            $11,621
                Cr. Cash                                                $11,621

        To record note receivable from Ronald S. Haft to be repaid in cash at maturity or from proceeds of sale or refinancing of real estate interests (Cabot-Morgan).

F.        Dr. Capital Lease Obligation - S/T             $    91
          Dr. Capital Lease Obligation - L/T              29,888
          Dr. Accumulated Depreciation                     7,660
          Dr. Land and Buildings                          21,793
                Cr. Mortgages Payable                                   $34,960
                Cr. Leased Property                                      24,472

        To record various transactions (including lease amendments and transfers of interest) on certain property leased by Dart and its affiliates.


G.        Dr. Loss on Real Estate                        $14,813
          Dr. Mortgage Payable - Current                   1,058
          Dr. Mortgage Payable                            79,042
          Dr. Accrued Liabilities                          1,503
          Dr. Minority Interest                           28,380
          Dr. Retained Interest In Cabot Morgan            2,000
          Dr. Accumulated Depreciation                    17,910
          Dr. Paid In Capital                             34,500
                Cr. Land and Buildings                                 $170,881
                Cr. Cash                                                  1,093
                Cr. Accounts Receivable                                     147
                Cr. Other Assets - Current                                    3
                Cr. Other Assets - Long Term                              7,082

        To write down Cabot Morgan partnership interests to fair value based on appraisals and record transfer of Cabot Morgan, net of Dart's retained interest, to Ronald S. Haft.

H.      Dr. Accrued Expense                     $2,850
                Cr. Paid In Capital                             $2,850

        To record elimination of Ronald S. Haft option to purchase 5 shares of Dart/SFW Corp..


I.      Dr. Compensation Expense                $2,023
        Dr. Accrued Expenses                       517
                Cr. Paid In Capital                             $2,540

        To record estimated fair value of Ronald S. Haft terminated employment agreement.


J.      Dr. Accrued Expenses                    $4,000
                Cr. Legal Expenses                              $4,000

        To record reversal of accrued legal expenses no longer required.


K.      Dr. Closed Store Reserve               $22,000
                Cr. Paid In Capital                            $22,000

        To record elimination of reserve for warehouse lease obligations as a result of lease transactions (see Entry F).

(c)       Exhibits

  Exhibit 9 Voting Trust Agreement, dated as of October 6, 1995, by and among Ronald S. Haft, Dart Group Corporation and Larry G. Schafran and Sidney B. Silverman, as initial voting trustees.

  Exhibit 10.1 Settlement Agreement, dated as of October 6, 1995, by and between Dart Group Corporation and Ronald S. Haft.

  Exhibit 10.2 Buy/Sell/Offering Agreement, dated as of October 6, 1995, by and between Dart Group Corporation and Ronald S. Haft.

  Exhibit 10.3 Amendment No. 1 to Employment Agreement, dated October 6, 1995, by an between Dart Group Corporation and Ronald S. Haft.

  Exhibit 10.4 Promissory Note, dated October 6, 1995, executed by Ronald S. Haft in favor of Dart Group Corporation in the principal amount of $37,740,162.00.

  Exhibit 10.5 Promissory Note, dated October 6, 1995, executed by Ronald S. Haft in favor of Dart Group Corporation in the principal amount of $27,389,672.00.

  Exhibit 10.6 Promissory Note, dated October 6, 1995, executed by Ronald S. Haft in favor of Dart Group Corporation in the principal amount of $11,621,276.00.

  Exhibit 10.7 Restricted Account Security Agreement, dated as of October 6, 1995, by and among Ronald S. Haft, Dart Group Corporation and Settlement Corp., as escrow agent.

  Exhibit 10.8 Escrow Agreement [$11.6 Million], dated as of October 6, 1995 by and among Ronald S. Haft, Dart Group Corporation and Settlementcorp, as escrow agent.

  Exhibit 10.9 Stock and Trust Certificate Pledge Agreement, dated as of October 6, 1995, made by Ronald S. Haft in favor of Larry G. Schafran and Sidney B. Silverman, as collateral agents and bailees for Dart Group Corporation and Cabot-Morgan Real Estate Company.

  Exhibit 10.10 Pledge of Undisputed Partnership Interests, dated as of October 6, 1995, executed by Ronald S. Haft and certain of his affiliates in favor of Dart Group Corporation.

  Exhibit 10.11 Pledge of Disputed Partnership Interests, dated as of October 6, 1995, executed by Ronald S. Haft and certain of his affiliates in favor of Dart Group Corporation.

  Exhibit 10.12 Partnership Stock Pledge Agreement, dated as of October 6, 1995 in favor of Dart Group Corporation.

  Exhibit 10.13 Mutual Release, dated as of October 6, 1995, by and between each of Dart Group Corporation, Crown Books Corporation, Trak Auto Corporation, Cabot-Morgan Real Estate Company, Dart/SFW Corporation, and each of Ronald S. Haft and Combined Properties, Inc.

  Exhibit 10.14 Real Estate Master Agreement, dated as of October 6, 1995, by and among Ronald S. Haft, Dart Group Corporation and Cabot-Morgan Real Estate Company.

  Exhibit 10.15 Escrow and Security Agreement, dated as of October 6, 1995, by and among Ronald S. Haft, certain of his affiliates, Dart Group Corporation, Cabot-Morgan Real Estate Company and Settlementcorp, as escrow agent.

  Exhibit 10.16 Purchase Agreement [Pennsy Drive Warehouses], dated October 6, 1995, by and between Ronald S. Haft and Dart Group Corporation.

  Exhibit 10.17 Purchase Agreement [Warehouse Partnership Interests], dated October 6, 1995, by and between Ronald S. Haft and Dart Group Corporation.

  Exhibit 10.18 Disputed Partnership Interest Purchase Agreement, dated October 6, 1995, by and between Ronald S. Haft and Dart Group Corporation.

  Exhibit 10.19 Termination of Employment Agreement, dated as of October 6, 1995, by and between Dart Group Corporation and Ronald S. Haft.

  Exhibit 10.20 Subscription Agreement, dated as of October 6, 1995, by and between Dart Group Corporation and Ronald S. Haft.


                                   SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      DART GROUP CORPORATION



                                      By:      ROBERT A. MARMON
                                               ------------------------------
                                               Robert A. Marmon
                                               Treasurer and
                                               Chief Financial Officer

Date:  October 10, 1995

                             DART GROUP CORPORATION

                                    Form 8-K

                                 Exhibit Index


  Exhibit 9 Voting Trust Agreement, dated as of October 6, 1995, by and among Ronald S. Haft, Dart Group Corporation and Larry G. Schafran and Sidney B. Silverman, as initial voting trustees.

  Exhibit 10.1 Settlement Agreement, dated as of October 6, 1995, by and between Dart Group Corporation and Ronald S. Haft.

  Exhibit 10.2 Buy/Sell/Offering Agreement, dated as of October 6, 1995, by and between Dart Group Corporation and Ronald S. Haft.

  Exhibit 10.3 Amendment No. 1 to Employment Agreement, dated October 6, 1995, by an between Dart Group Corporation and Ronald S. Haft.

  Exhibit 10.4 Promissory Note, dated October 6, 1995, executed by Ronald S. Haft in favor of Dart Group Corporation in the principal amount of $37,740,162.00.

  Exhibit 10.5 Promissory Note, dated October 6, 1995, executed by Ronald S. Haft in favor of Dart Group Corporation in the principal amount of $27,389,672.00.

  Exhibit 10.6 Promissory Note, dated October 6, 1995, executed by Ronald S. Haft in favor of Dart Group Corporation in the principal amount of $11,621,276.00.

  Exhibit 10.7 Restricted Account Security Agreement, dated as of October 6, 1995, by and among Ronald S. Haft, Dart Group Corporation and Settlement Corp., as escrow agent.

  Exhibit 10.8 Escrow Agreement [$11.6 Million], dated as of October 6, 1995 by and among Ronald S. Haft, Dart Group Corporation and Settlementcorp, as escrow agent.

  Exhibit 10.9 Stock and Trust Certificate Pledge Agreement, dated as of October 6, 1995, made by Ronald S. Haft in favor of Larry G. Schafran and

                          Sidney B. Silverman, as collateral agents and bailees for Dart Group Corporation and Cabot-Morgan Real Estate Company.

  Exhibit 10.10 Pledge of Undisputed Partnership Interests, dated as of October 6, 1995, executed by Ronald S. Haft and certain of his affiliates in favor of Dart Group Corporation.

  Exhibit 10.11 Pledge of Disputed Partnership Interests, dated as of October 6, 1995, executed by Ronald S. Haft and certain of his affiliates in favor of Dart Group Corporation.

  Exhibit 10.12 Partnership Stock Pledge Agreement, dated as of October 6, 1995 in favor of Dart Group Corporation.

  Exhibit 10.13 Mutual Release, dated as of October 6, 1995, by and between each of Dart Group Corporation, Crown Books Corporation, Trak Auto Corporation, Cabot-Morgan Real Estate Company, Dart/SFW Corporation, and each of Ronald S. Haft and Combined Properties, Inc.

  Exhibit 10.14 Real Estate Master Agreement, dated as of October 6, 1995, by and among Ronald S. Haft, Dart Group Corporation and Cabot-Morgan Real Estate Company.

  Exhibit 10.15 Escrow and Security Agreement, dated as of October 6, 1995, by and among Ronald S. Haft, certain of his affiliates, Dart Group Corporation, Cabot-Morgan Real Estate Company and Settlementcorp, as escrow agent.

  Exhibit 10.16 Purchase Agreement [Pennsy Drive Warehouses], dated October 6, 1995, by and between Ronald S. Haft and Dart Group Corporation.

  Exhibit 10.17 Purchase Agreement [Warehouse Partnership Interests], dated October 6, 1995, by and between Ronald S. Haft and Dart Group Corporation.

  Exhibit 10.18 Disputed Partnership Interest Purchase Agreement, dated October 6, 1995, by and between Ronald S. Haft and Dart Group Corporation.

  Exhibit 10.19 Termination of Employment Agreement, dated as of October 6, 1995, by and between Dart Group Corporation and Ronald S. Haft.

  Exhibit 10.20 Subscription Agreement, dated as of October 6, 1995, by and between Dart Group Corporation and Ronald S. Haft.